LEGG MASON US GOVERNMENT INTERMEDIATE PORTFOLIO
                                 PRIMARY SHARES

December 31, 1996 - December 31, 1997 (one year)
 Cumulative Total Return:

ERV=   (10.40 x 2.080823) - (10.31 x 1.962539)  x 1000 + 1000 =   1069.53
       ---------------------------------------
                 (10.31 x 1.962539)

   P    = 1000

   C    = 1069.53   -  1  =   .069526  = 6.95%
          -------                        -----
           1000


   Average Annual Return:  Same

December 31, 1992 - December 31, 1997 (five years)
 Cumulative Total Return:

ERV=   (10.40 x 2.080823) - (10.72 x 1.516913)  x 1000 + 1000 = 1330.80
       ---------------------------------------
                  (10.72 x 1.516913)

   P    = 1000

   C    = 1330.80   -  1  = 0.3308  = 33.08%
          -------                     -----
           1000

Average Annual Return:

                     1
                    ---
                     5

(0.3308 + 1)         - 1  = 0.0588  = 5.88%
                                      -----


August 7, 1987 - December 31, 1997 (life of fund)
 Cumulative Total Return:

   ERV  = (10.40  X 2.080823)  -  (10.00 x 1.0)  x  1000 + 1000 = 2164.05
          -------------------------------------
                (10.00 x 1.0)

   P    = 1000

   C    = 2164.05   -  1  = 1.16405   = 116.41%
          -------                       ------
           1000

   Average Annual Return:

                          1
                       ------
                       10.4055

 (1.16405 + 1)                 -  1  =  0.0770  = 7.70%
                                                  ----

                LEGG MASON US GOVERNMENT INTERMEDIATE PORTFOLIO
                                NAVIGATOR SHARES


January 1, 1997 - December 31, 1997 (one year)
 Cumulative Total Return:

ERV=   (10.40 x  1.213878) - (10.31 x 1.139612)  x 1000 + 1000 =   1074.46
       ----------------------------------------
                  (10.31 x 1.139612)

   P    = 1000

   C    = 1074.46   -  1  =   .07446  = 7.45%
          -------                       -----
           1000


   Average Annual Return:  Same

December 1, 1994 - December 31, 1997 (life of fund)
 Cumulative Total Return:

   ERV  = (10.40  X  1.213878)  -  (9.72 x 1.0)  x  1000 + 1000 = 1298.79
          -------------------------------------
              (9.72 x 1.0)

   P    = 1000

   C    = 1298.79   -  1  =  0.298799   = 29.88%
          -------                         -----
           1000

   Average Annual Return:

                         1
                      -------
                      3.08493

 (0.298799 + 1)                 -  1  =  0.0884  = 8.84%
                                                   ----

                  LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
                                 PRIMARY SHARES

January 1, 1997 - December 31, 1997 (one year)
 Cumulative Total Return

   (10.59 x 2.2592) - (10.22 x 2.122211)  x 1000 + 1000 = 1103.09
   -------------------------------------
           (10.22 x 2.122211)

   P    = 1000

   C    = 1103.09   -  1  = 0.10309  = 10.31%
          -------                      -----
           1000

   Average Annual Return:  Same

January 1, 1993 - December 31, 1997 (5 years)
 Cumulative Total Return:

   ERV  = (10.59  X 2.2592)  -  (10.71 x 1.526476)  x  1000 + 1000 =  1463.42
          ----------------------------------------
                   (10.71 x 1.526476)

   P    = 1000

   C    = 1463.42   -  1  =  0.463427   = 46.34%
          -------                         -----
           1000

   Average Annual Return:

                       1
                      ---
                       5

   (0.463427 + 1)     -  1  =  0.0791  = 7.91%
                                         ----


August 7, 1987 - December 31, 1997 (life of fund)
 Cumulative Total Return

   ERV  = (10.59  X 2.2592)  -  (10.00 x 1.0)  x  1000 + 1000 = 2392.49
          -----------------------------------
               (10.00 x 1.0)

   P    = 1000

   C    = 2392.49   -  1  = 1.139249  = 139.25%
          -------                       ------
           1000

   Average Annual Return:

                        1
                     -------
                     10.4055

(1.39249 + 1)              -  1  = 0.0874  = 8.74%
                                             ----

                  LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
                                NAVIGATOR SHARES

January 1, 1997 - December 31, 1997 (one year)
 Cumulative Total Return:

ERV=   (10.59 x  1.150151) - (10.22 x 1.074167)  x 1000 + 1000 =   1109.50
       ----------------------------------------
                 (10.22 x 1.074167)

   P    = 1000

   C    = 1109.50   -  1  =   .1095  = 10.95%
          -------                      ------
           1000


   Average Annual Return:  Same

December 18, 1995 - December 31, 1997 (life of fund)
 Cumulative Total Return

   ERV  = (10.59  X  1.150151)  -  (10.32 x 1.0)  x  1000 + 1000 = 1180.24
          --------------------------------------
                 (10.32 x 1.0)

   P    = 1000

   C    = 1180.24   -  1  = 0.18024  = 18.02%
          -------                      -----
           1000


   Average Annual Return:

                         1
                      -------
                      2.03836

(0.18024 + 1)              -  1  = 0.0847  = 8.47%
                                             ----

                U.S. GOVERNMENT MONEY MARKET YIELD CALCULATIONS:

1.       7 day yield at 12/31/97 annualized:

                  [7 days dividends ended 12/31/97 / 7 x 365]          =
                  -------------------------------------------
                                   $1.00 (NAV)

                  (.000935476 / 7 x 365)    =        4.88%
                  ----------------------
                           1.00


2. Effective yield:

                                             365
                                             ---
                                              7

                  [base period return + 1]           =      - 1

                                     365
                                     ---
                                      7

                  (.000935476 + 1)                   - 1      =        5.00%

                        LEGG MASON HIGH YIELD PORTFOLIO

January 1, 1997 - December 31, 1997 (one year)
 Cumulative Total Return

   (16.29 x  1.4048630) - (15.37 x 1.285181)  x 1000 + 1000 = 1158.55
   -----------------------------------------
           (15.37 x 1.285181)

   P    = 1000

   C    = 1158.55   -  1  = 0.15855  = 15.86%
          -------                      -----
           1000

   Average Annual Return:  Same

February 1, 1994 - December 31, 1997 (life of fund)
 Cumulative Total Return

   ERV  = (16.29  X  1.4048630)  -  (15.00 x 1.0)  x  1000 + 1000 = 1525.68
          ---------------------------------------
                  (15.00 x 1.0)

   P    = 1000

   C    = 1525.68  -  1  =  0.525681  = 52.57%
          -------                       ------
           1000

   Average Annual Return:

                         1
                     --------
                     3.915068

(0.525681 + 1)              -  1  = 0.1139  = 11.39%
                                              -----